Exhibit 23.1


Terry Amisano Ltd.                                   AMISANO HANSON
Kevin Hansen, CA, CPA (Nevada)                    Chartered Accountants






                     CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the use in this Registration Statement on Form SB-2 Amendment No. 8 of our report dated November 10, 2004, relating to the financial statements of Stanford Management Ltd., as of August 31, 2004.


Vancouver, Canada                               /s/  "Amisano Hanson"
December 16, 2004                                Chartered Accountants




750 West Pender Street, Suite 604                  Telephone:  604-689-0188
Vancouver, Canada                                  Facsimile:  604-689-9773
V6C 2T7                                            E-Mail: amishan@teleus.net